EXHIBIT 10.1

Shenzhen E’Jenie Science &Technology co., Ltd

Xin Nan. Ping Hua Town. Longgang Shenzhen China 51811

Tel 866-755-61265898	Fax 866-755-61268895

Sales Contact

Party A: Shenzhen E’Jenie Science & Technology co., Ltd
Party B: Shenzhen Gao Yi Electronics co., Ltd

Contract Serious Number: MK20050407-1
Address: Shenzhen

I.	Product Name: Steel Shells, Steel Caps, Aluminum Shells, and Aluminum Caps

Name	Model	Quantity	Amount	Amount	Date
Steel Shells	Based on Gao Yi’s Customized Product Design	11,500,000	RMB0.70	RMB8,050,000	From April 2005 to April 2006
Aluminum Shells	Based on Gao Yi’s Customized Product Design	11,500,000	RMB0.50	RMB5,750,000	From April 2005 to April 2006
Caps	Based on Gao Yi’s Customized Product Design	23,000,000	RMB0.25	RMB5,750,000	From April 2005 to April 2006
Total Amount (RMB)				RMB19,550,000

II.	The quality standards of Steel Shells, Aluminum Shells, Aluminum Caps, and Steel Caps are based on the customized product design provided by party B. In the situation of default, Party B should provide party A a product quality default notification certificate within 3 days. Other the quality of the products is assumed to be qualified.

III.	Shipping Date: the specific shipping date is based on the suborders within the contract period.

IV.	Unload Location: Party B’s Warehouse.

V.	Customized Packaging: There must be a individual label on each single package. The information on the label should contain: Manufacture’s name, material number, model, quantity, manufacture date, and contract number.

VI.	Shipping Method and Expense: Party A is liable for all shipping cost in the contract.

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VII.	Payment Terms: Party B has a 60 payment term. In the situation once party B can not make the payment on time, party B should notify party A 20 days earlier, and both parties should enter a negotiation. If the no comments are made during the negotiation, party B must pay party A on the contract date. The daily delay penalty is 0.3% of the contract price.

VIII.	Any dispute regarding on the terms of this agreement, both parties should go to arbitration first. With further dispute, both parties agree to obey the judgment under “People’s Republic of China Contract Laws” in Party A’s jurisdiction district.

IX.	The contract is effective on the time once both parties sign on it. Each party has a identical copy of the contract and both copies have the identical legal power.

X.	The future an amendment will be based on mutual agreement through the negotiation.

Party A: Shenzhen E’jenie Science and Technology Co., Ltd            (Seal)
Address:
Business Bank Account:
Date: April 21, 2005

Party B: Shenzhen Gao Yi Electronic co., ltd                     (Seal)
Address:
Business
Date: April 21, 2005

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